-88-

EXHIBIT (24)





                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of February, 1995.






                                      /S/ PURDY CRAWFORD
                                      Purdy Crawford
                                      Director




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                                     -89-






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of February, 1995.






                                      /S/ DELMONT A. DAVIS
                                      Delmont A. Davis
                                      Director




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                                     -90-






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 22nd day of February, 1995.






                                      /S/ JOSEPH C. FARRELL
                                      Joseph C. Farrell
                                      Director




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                                     -91-






                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of February, 1995.






                                      /S/ DAVID R. GOODE
                                      David R. Goode
                                      Director




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                                     -92-





                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of February, 1995.






                                      /S/ PAUL A. ORMOND
                                      Paul A. Ormond
                                      Director




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                                     -93-





                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 27th day of February, 1995.






                                      /S/ JOHN P. REILLY
                                      John P. Reilly
                                      Director




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                                     -94-





                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1995.






                                      /S/ ROBERT H. SPILMAN
                                      Robert H. Spilman
                                      Director




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                                     -95-





                                  DIRECTOR OF
                              TRINOVA CORPORATION


                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY






            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to TRINOVA's Annual Report on Form 10-K for the year ended December 31, 1994, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 15th day of February, 1995.






                                      /S/ WILLIAM R. TIMKEN, JR.
                                      William R. Timken, Jr.
                                      Director




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